Exhibit 99.1

Farmer Brothers announces agreement to sell direct ship business and Northlake, Texas facility to TreeHouse Foods
Approximately $100 million sale expected to advance the company’s transformation plan and commitment to direct store delivery sector

Northlake, Texas, June 7, 2023 – Farmer Brothers Company (NASDAQ: FARM), a leading roaster, wholesaler, equipment servicer and distributor of coffee, tea and other allied products, announced today it has entered into a definitive agreement to sell its direct ship business, including its Northlake, Texas facility to TreeHouse Foods, Inc. for approximately $100 million, subject to customary purchase price adjustments.

The company expects to use the proceeds from the sale to pay down outstanding debt associated with its asset-based lending (ABL) and retire its term loan. The sale will increase Farmer Brothers’ balance sheet flexibility and allow it to focus on execution, improving margins and driving strategic growth in the direct store delivery (DSD) and key account sales channels.

“Exiting the direct ship space will allow us to focus almost exclusively on DSD, which is our most profitable and highest growth potential business, while also assuring our valued direct ship customers are well-served by a national leader,” said Farmer Brothers President and Chief Executive Officer Deverl Maserang. “With a sole focus on DSD, we will be able to realize even greater internal efficiencies and cost savings, while also better serving our largest, most profitable customer base.”

The sale is subject to customary closing conditions and is currently expected to close within the next 60 days. It will include the transition of approximately 180 Farmer Brothers team members to Treehouse Foods as TreeHouse Foods moves to begin operations at the Northlake, Texas facility.

At closing, Farmer Brothers will transition the entirety of its DSD production operations to its Portland, Oregon roasting and production facility and will continue existing relationships with third-party roasters for additional capacity. The company’s corporate headquarters will remain in Northlake, Texas, where it will continue to lease office space at its current location. Farmer Brothers’ DSD business sells coffee, tea, spices and breakfast/brunch products through a wholly owned national network of 80 independent branches, five distribution centers and nearly 240 routes, reaching 45,000 delivery points annually. Following the sale of its Northlake, Texas facilities, Farmer Brothers expects its annual revenue will be approximately $350 million with vastly improved product margins.

“Our shift to a DSD-focused organization will allow us to further increase internal efficiency, decrease our operational cost and allow us to enjoy higher margins,” said Farmer Brothers Chief Financial Officer Scott Drake. “In addition, proceeds from the sale will allow us to solidify our financial position by recapitalizing the company, which gives us flexibility to explore additional growth opportunities.”

Winston & Strawn LLP is acting as Farmer Brothers’ legal advisor for the transaction.

About Farmer Brothers
Founded in 1912, Farmer Brothers is a national coffee roaster, wholesaler, equipment servicer and distributor of coffee, tea and culinary products. The company’s product lines, include organic, Direct Trade and sustainably produced coffee. With a robust line of coffee, hot and iced teas, cappuccino mixes, spices and baking/biscuit mixes, Farmer Brothers delivers extensive beverage planning services and culinary products to its U.S.-based customers. It serves a wide variety of customers, from small independent restaurants and foodservice operators to large institutional buyers, such as restaurant, department and convenience store chains, hotels, casinos, healthcare facilities and gourmet coffee houses, as well as grocery chains with private brand coffee and consumer branded coffee and tea products, and foodservice distributors.

Headquartered in Northlake, Texas, Farmer Brothers generated net sales of $469.2 million in fiscal 2022. The company’s primary brands include Farmer Brothers, Artisan Collection by Farmer Brother, Superior, Metropolitan, China Mist and Boyd’s.

About TreeHouse Foods
TreeHouse Foods, Inc. is a leading private label food and beverage manufacturer in North America. Our purpose is to engage and delight – one customer at a time. Through our customer focus and category experience, we strive to deliver excellent service and build capabilities and insights to drive mutually profitable growth for TreeHouse and our customers. Our purpose is supported by investment in depth, capabilities and operational efficiencies, which are aimed to capitalize on the long-term growth prospects in the categories in which we operate.

Additional information, including TreeHouse's most recent statements on forms 10-Q and 10-K, may be found at treehousefoods.com.

Forward-looking statements
This press release and other documents we file with the Securities and Exchange Commission (SEC) contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our financial condition, our products, our business strategy, our beliefs, our management’s assumptions, the expected use of proceeds, the anticipated benefits to the Company as a result of the sale, including the expected results following the sale, and the expected closing date. These forward-looking statements can be identified by the use of words such as, “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in this press release and Part I, Item 1A of our annual report on Form 10-K for the fiscal year ended June 30, 2022 filed with the SEC on Sept. 2, 2022 (the 2022 Form 10-K) as amended by Amendment No. 1 to the 2022 Form 10-K, filed with the SEC on Oct. 27, 2022, as well as other factors described from time to time in our filings with the SEC.

Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, the risk that the transaction may not be completed in a timely manner or at all, the failure to meet the closing conditions, the occurrence of any event, change or other circumstances that could give rise to a termination of the definitive agreement in respect of the sale, the expected use of proceeds, statements regarding the achievement of the anticipated benefits of the sale, including expected results following the sale, the risk that any announcements relating to the sale could impact the market price of the Company’s common stock and the risk that the sale and its announcement could have an adverse effect on the ability of the parties to retain customers and retain and hire key personnel and maintain relationships with their suppliers, distributors and customers, as well as other risks, uncertainties and assumptions described from time to time in our filings with the SEC.

Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this press release and any other public statement made by us, including by our management, may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required under federal securities laws and the rules and regulations of the SEC.

Investor relations contact

Ellipsis

investor.relations@farmerbros.com

646-776-0886

Media contact
Brandi Wessel
Director of Communications
405-885-5176
bwessel@farmerbros.com